SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 to

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2002

UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-10864 (Commission File Number)	41-1321939 (I.R.S. Employer Identification No.)

UnitedHealth Group Center
9900 Bren Road East, Minnetonka, Minnesota 55343
(Address of principal executive offices)

Registrant’s telephone number, including area code:     (952) 936-1300

N/A
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 16	Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 17, 2002	Filed with this document

*This Amendment No. 1 to the Form 8-K filed by UnitedHealth Group Incorporated on May 16, 2002 is being filed solely for the purpose of replacing Exhibit 16.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2002	UNITEDHEALTH GROUP INCORPORATED

By: /s/ David J. Lubben David J. Lubben General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Description

16	Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 17, 2002